DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Quarterly Investor Presentation November 3, 2022 – for the period ended September 30, 2022 Exhibit 99.1

DELIVERING GOODS for THE GOOD of ALL /// 2 Forward Looking Statements and Other References Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this material, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10- Q, and Trinity’s Current Reports on Form 8-K. This presentation also includes references to calculations that are not based on generally accepted accounting principles (“GAAP”). Reconciliations of each of these non-GAAP measures to the most directly comparable GAAP measures have been included in the Appendix. When forward-looking non-GAAP measures are provided, Trinity does not provide quantitative reconciliations of forward-looking non- GAAP measures to the most directly comparable GAAP measures because it cannot, without unreasonable effort, predict the timing and amounts of certain items included in the computations of each of these measures. These factors include, but are not limited to: the product mix of expected railcar deliveries; the timing and amount of significant transactions and investments, such as lease portfolio sales, capital expenditures, and returns of capital to shareholders; and the amount and timing of certain other items outside the normal course of our core business operations, such as restructuring activities and the potential financial and operational impacts of the COVID-19 pandemic. Sale of Highway Products Business In the fourth quarter of 2021, the Company completed the sale of Trinity Highway Products, LLC (“THP”), a wholly-owned subsidiary of the Company, and certain direct and indirect subsidiaries of THP, to Rush Hour Intermediate II, LLC, an entity owned by an affiliated investment fund of Monomoy Capital Partners. Accordingly, we have presented the operating results and cash flows of THP as discontinued operations for all periods presented herein. Results of prior periods have been recast to reflect these changes and present results on a comparable basis. Except where noted, financial data is presented as of the Company’s most recent fiscal quarter ending September 30, 2022. “LTM” represents Last Twelve Months(1) financial information from October 1, 2021 to September 30, 2022. See appendix for footnotes

DELIVERING GOODS for THE GOOD of ALL /// Investor Presentation – November 2022 3 I. Trinity Industries, Inc. Overview . . . . . . . . . . . . . . . . . . Page 4 II. Trinity’s Value Proposition . . . . . . . . . . . . . . . . . . . . . . . . Page 9 III. Railcar Market Overview . . . . . . . . . . . . . . . . . . . . . . . . . . Page 16 IV. Financial Positioning and Strategic Objectives . . . . . Page 20 V. Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Page 26

DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. OVERVIEW (NYSE: TRN)

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Value Proposition 5

DELIVERING GOODS for THE GOOD of ALL /// • Trinity Industries, Inc. owns market leading businesses that provide railcar products and services in North America – Top 5 Leasing company ~ 109,195 railcars under ownership ~ 33,245 additional investor-owned railcars – Leading manufacturer with 30% of industry deliveries in FY 2021 – Growing railcar maintenance network • Unique rail platform provides single source for comprehensive rail transportation solutions • LTM Q3-22 total revenues of $1.9 billion • LTM Q3-22 Adjusted EBITDA* of $553 million • Current dividend yield of 4.3%(1) – 234 consecutive quarterly dividend payments Trinity Industries, Inc. Overview External Revenue by Business Segment(2) *All specified data as of September 30, 2022; See appendix for footnotes and reconciliation of non-GAAP measures $7.2 billion* Enterprise Value $545 million* LTM Q3-22 Stockholder Returns $144 million* LTM Q3-22 Cash Flow from Cont. Ops $1.7 billion* Market Cap 6 Leasing Rail Products Adj EPS, Cont Ops (Diluted) * 2020 2021 LTM Q3-22 $— $500 $1,000 $1,500 $2,000 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 (in $mms)

DELIVERING GOODS for THE GOOD of ALL /// A Differentiated Value Proposition for Our Customers • Lease Portfolio • Fleet Management • Equipment Finance Solutions Leasing • Rail Product Portfolio • Aftermarket Parts Manufacturing • Maintenance • Modifications • Repair • Mobile Units Maintenance • Logistics Services • Data Analytics • Connected Railcar Services Cross-sell to deliver innovative solutions and a differentiated experience Optimize customers’ ownership and usage of railcar equipment Drive rail industry modal share through supply chain efficiency Aligned with industrial shippers through ownership and engineering 7

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Business Segments * See appendix for reconciliation of non-GAAP measures $1.9B Total Revenues Trinity Industries Inc. (LTM Q3-22) $278M Adjusted Operating Profit* $64M Adjusted Income from Cont. Ops.* $553M Adjusted EBITDA* $754M Segment Revenue $375M Segment Operating Profit • Railcar leasing services • Asset management • Railcar investment vehicle (RIV) sales Railcar Leasing and Management Services Group $1,821M Segment Revenue $54M Segment Operating Profit • Tank and freight railcars • Maintenance services • Railcar parts and heads • Logistics operations • Segment operating profit includes gains from insurance recoveries of $11M Rail Products Group $717M Segment Revenue $58M Segment Operating Profit • Intersegment Eliminations, primarily from the sale of railcars from the Rail Products Group to the Railcar Leasing and Management Services Group for new railcar equipment supported by a firm customer contract for the lease Intersegment Eliminations 8

DELIVERING GOODS for THE GOOD of ALL TRINITY’S VALUE PROPOSITION

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Platform is Built to Deliver Shareholder Value LTM Q3-22 Revenues $1.9B LTM Q3-22 Cash Flow, Continuing Ops $144M LTM Q3-22 OP Margin, Adjusted*(1) 15% LTM Q3-22 Stockholder Returns $545M * See appendix for footnote and reconciliation of non-GAAP measures 10

DELIVERING GOODS for THE GOOD of ALL /// Leasing Operations Revenue OP Margin 2018 2019 2020 2021 LTM Q3- 22 $500 $600 $700 $800 —% 20% 40% 60% Stable Financial Performance Through the Cycle FLRD and Utilization are Favorable Leasing Operations Revenue and Operating Profit Margin(1) (in $mms) See appendix for footnotes 11 Leading railcar lessor ◦ Owned fleet of 109,195 railcars ◦ Total owned and investor-owned fleet of 142,440 railcars ◦ Renewal success rate of 82% in Q3 2022 ◦ Average remaining lease term of 3.0 years Growing portfolio and future cash flow ◦ Leasing backlog of 4,060 railcars ◦ $2.0 billion future contractual lease revenues Balanced portfolio management ◦ Portfolio expirations and average expiring lease rate imply manageable renewal risk ◦ Future Lease Rate Differential(2) remains high at +11.0%, compared to +14.7% in Q2-22 Fl ee t U ti liz at io n FLR D Fleet Utilization FLRD (2) Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 90% 95% 100% —% 10% 20%

DELIVERING GOODS for THE GOOD of ALL /// Rail Products Revenue Maintenance Services Revenue OP Margin 2018 2019 2020 2021 LTM Q3- 22 $0 $1,000 $2,000 $3,000 —% 4% 8% 12% Leading manufacturer of railcars in North America ◦ Delivered 11,720 railcars during LTM Q3-22 ◦ Backlog of $4.1 billion for 33,655 new railcars at September 30, 2022 ◦ Flexible manufacturing footprint enables quick response to shifts in market demand Focused on resetting cost basis to enhance manufacturing margins ◦ Various initiatives underway to lower break-even point Highly variable cost structure in a highly cyclical market ◦ Material input costs averaged more than 70% of the cost of most railcars in 2021 ◦ Depreciation approximates $35 million per year ◦ Operating leverage results from long production runs and the scaling of production capacity Optimization of Production Operations Underway Backlog Provides Important Production Visibility Flexible Manufacturing Footprint Adjusts to Meet Demand (1) 12 Beginning Backlog Deliveries Orders 2018 2019 2020 2021 LTM Q3- 22 0 10,000 20,000 30,000 40,000 (in $mms) See appendix for footnotes

DELIVERING GOODS for THE GOOD of ALL /// Railcars: Sustainable Long-term Investments • Long-term leases • High renewal success rates • Low credit defaults and bad debt expense • Active secondary market Stable and Predictable Cash Flows • 35-50 year useful life • Positive yield relationship to inflation • Low volatility for residuals • Low technological obsolescence Hard Asset Value with Inflation Benefits • Integral component of North American supply chain • Multiple market sectors with varying demand drivers Strong Correlation with GDP • Rent yields highly correlate to interest rates Natural Interest Rate Hedge • Accelerated depreciation for tax purposes • 100% bonus depreciation under current tax law • Superior risk-adjusted returns Tax-advantaged Investment • Accounts for 1/3 of U.S. freight, but only 0.6% of greenhouse emissions • Nearly 100% recyclable through scrap and salvage Environmental Profile* *See appendix for source information 13

DELIVERING GOODS for THE GOOD of ALL /// Diversified Portfolio of Railcar Equipment ~ 900 Different Commodities Car Type Agriculture Construction & Metals Consumer Products Energy Refined Products & Chemicals Total (Units)* Fr ei g h t C ar Open Hopper/Gondolas Aggregates, Steel and Metals Coal 11% Small Covered Hopper (<5K cu/ft) Fertilizer Cement, Construction Materials, Steel and Metals Frac Sand 11% Large Covered Hopper (>5K cu/ft) DDG and Feeds, Grain Mill Products, Grains, Food and Other Ag, Fertilizer Lumber (Wood Chips) Other Chemical (Soda Ash) 13% Specialty Covered Hopper Grain Mill Products Aggregates, Cement Coal (Fly Ash) Plastics 7% Other Freight Food Lumber, Steel and Metals, Cement Autos, Paper, Intermodal Other Chemicals 10% Ta n k C ar Pressure Tank Cars Fertilizer NGL, Chlor Alkali, Petro- chemical, Other Chemicals 10% Gen. Service Tank Cars (< 20K gal) Grain Mill Products Aggregates (Clay Slurry) Sulfur Products, Chlor Alkali, Other Chemicals 3% Gen. Service Tank Cars (20K-25K gal) Fertilizer, Food, Animal Feed Refined Products, Petro- chemicals, Other Chemicals 5% Gen. Service Tank Cars (25K-30K gal) Grain Mill Products, Food Crude Oil, Biofuels Refined Products, Petro- chemicals, Other Chemicals 12% Gen. Service Tank Cars (> 30K gal) Crude Oil, Biofuels Refined Products, Petrochemicals, Other Chemicals, NGLs 13% Specialty Tank Cars Fertilizer Chlor Alkali, Other Chemicals, Sulfur Products 5% Total (Units)* 20% 8% 8% 30% 34% ~ 270 Different Railcar Designs 14*All percentage information reflects Company-owned fleet assets as of December 31, 2021

DELIVERING GOODS for THE GOOD of ALL /// Commitment to Premier Performance and Sustainability 15 Environmental Commitment Social Responsibility Governance Excellence Risk Management Operating our business in a way that minimizes impact on natural resources and the environment • Leveraged Green Financing Framework, for financing of green-eligible railcars assets, supported by Sustainalytics • Sustainable railcar conversions allow for re-use of railcar components while still addressing a changing demand environment • Innovative products and services that enhance the rail modal supply chain advantage and reduce GHG emissions Attracting and retaining a diverse and empowered workforce • Fostering a workplace that is inclusive and collaborative • Hiring and retaining the best talent and providing opportunities for continuing professional development • Improving the wellbeing of our employees and stakeholders • Contributing to the communities in which we operate Promoting the long-term interests of stakeholders, strengthening accountability and inspiring trust • Independent Chairman and Board of Directors with diverse backgrounds and experienced oversight • Incentive compensation programs aligned with shareholder interests • Board of Directors and Executive Leadership Team oversight of ESG initiatives Strong track record of operational excellence • All TrinityRail facilities and Trinity HQ achieved ISO 14001 (Environmental) and ISO 45001 (Safety) certification, the only railcar manufacturer in North America certified to both rigorous standards • Actively engage stakeholders in environmental, health, and safety (EHS) initiatives and continually improve EHS processes, practices, and operational performance

DELIVERING GOODS for THE GOOD of ALL RAILCAR MARKET OVERVIEW

DELIVERING GOODS for THE GOOD of ALL /// Integral Part of the North American Supply Chain • 1.7 million railcars in North America(1) • 1.4 trillion ton miles moved by rail in 2021(2) • 3,500+ commodities moved by rail(3) • Highly correlated to U.S. GDP U.S. Freight Ton Miles by Mode of Transportation(2) See appendix for footnotes 17 Truck, 48% Rail, 27% Water, 9% Air, 0% Pipe, 16% 5.3 trillion total ton miles

DELIVERING GOODS for THE GOOD of ALL /// Delivering Essential Goods to the Global Marketplace See appendix for source information • Coal • Biofuels • Frac Sand • U.S. Crude • Canadian Crude 34% of North American railcar loadings ~230 distinct commodities Energy • Natural Gas Liquids • Refined Products • Plastics • Petro-chemicals • Chlor Alkali • Sulfur Products 10% of North American railcar loadings ~980 distinct commodities Refined Products & Chemicals • Grains • Grain Mill Products • Distillers Dried Grains/Feed • Fertilizers 26% of North American railcar loadings ~730 distinct commodities Agriculture • Construction Materials • Aggregates • Steel/Iron 20% of North American railcar loadings ~620 distinct commodities Construction & Metals • Autos • Paper • Intermodal 10% of North American railcar loadings ~1,000 distinct commodities Consumer Products 18

DELIVERING GOODS for THE GOOD of ALL /// Capitalizing on Structural Change in the Rail Market The TrinityRail platform has grown at a 12% CAGR since 2002 Lessors Make Up A Growing Share of the North American Fleet Railcar Lessor Ownership Profile Presents Consolidation Opportunity Operating Lessors *Over 70 lessors own 255K railcars in “All other” 19 Financial Lessors 14% 13% 5% 28% 12% 13% TRN, 15% Wells Fargo CIT SMBC All other * GATX UnionTank TRN 55% 19% 16% 10% Lessor Railroad Shipper TTX See appendix for source information

DELIVERING GOODS for THE GOOD of ALL FINANCIAL POSITIONING AND STRATEGIC OBJECTIVES

DELIVERING GOODS for THE GOOD of ALL /// Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation 21 Unencumbered Railcars $351M • Pledge to warehouse • Additional assets can be sold or financed • LTV of 67.4% for the wholly-owned lease portfolio as of Q3-22(2) CAPITAL LEVERS Recourse Debt $459M @ ~4.7%(1) Non-recourse Debt $5.0B @ ~3.5%(1) • Low-cost funds • Flexible term structures • No maturities until 2024 DEBT STRUCTURE Cash & Equivalents $59M Revolver Availability $264M Warehouse Availability $142M LIQUIDITY Solid Liquidity of $465M Attractive Debt Structures Conservative Capitalization See appendix for footnotes

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 22 Backlog Visibility Continue focus on lower breakeven points Enhance value of outsourced fabrication activities Manufacturing Cost Improvement Lease Fleet Optimization *See appendix for footnotes and reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain LTM Q3-22* LT Goal 9.6% 7.1% Mid-Teen Pre-Tax ROE Goal Balance Sheet Optimization Capital Allocation Execution Completed ASR with $25.0M share repurchase Open market repurchases in the quarter of $25.3M LTV(1) of 67.4% Amended credit facility and warehouse facility in Q3 Open market repurchases in the quarter of $14M $34M remaining on curre t authorization 15,000 railcar ($1.8B) multi-year order added to backlog in Q3 2,420 sustainable railcar conversions in backlog YTD net investment in lease fleet of $176M including $254M asset sale to Wafra in Q3 Fleet utilization of 97.9% at pre-pandemic levels

DELIVERING GOODS for THE GOOD of ALL /// ~ $20-25B TAM Revenue Opportunity for Services Expansion in Railcar Industry Positioned for Further Success in the Marketplace • Superior customer experience through “Anytime” access • Fleet Management Solutions • RailPulseTM consortium Digital Platforms • Commercialize fleet analytics capabilities • Develop IoT and telematics solutions for enhanced rail supply chain management Data Analytics • Tuck-in service solutions • Expand rail maintenance network geographically • Opportunistic portfolio acquisitions/ alliances Scale & Consolidation • Moderating lease fleet investment • Increasing leverage of internal maintenance capacity • Expand RIV platform to extend commercial reach Disciplined Operating Model Trinity’s Leasing Company has a bright future and is leading the change for network efficiency to enhance the modal advantage of the railcar industry 23

DELIVERING GOODS for THE GOOD of ALL /// Trinity is Leading the Rail Industry Digital Transformation with Quasar Acquisition as it Helps Expand RailPulse’s reach Expanding and Enhancing Trinsight™ Our Trinsight™ product is a next-gen digital platform that monitors railcars and their freight in real time, from origin to destination providing fleet protection, fleet optimization, and a more reliable supply chain for our customers Growing our Digital Services with Quasar In the second quarter, we acquired Quasar Platform to enhance our digital logistics services with new capabilities, like yard management, and access new customers RailPulse adds Union Pacific in Q2 We played a key role in onboarding Union Pacific to RailPulse. RailPulse is a coalition of railcar owners formed to establish the technological infrastructure and standards that will accelerate the adoption of GPS and other telematics technology in rail to increase visibility, safety, and efficiency. 24

DELIVERING GOODS for THE GOOD of ALL /// Operating Model and Company Purpose 25

DELIVERING GOODS for THE GOOD of ALL APPENDIX

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 27 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, restructuring activities, interest expense, net, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. Nine Months Ended September 30, 2022 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1) Restructuring activities, net Interest expense, net (2) Adjusted Operating profit $ 220.5 $ (7.5) $ 1.0 $ — $ 214.0 Income from continuing operations before income taxes $ 73.5 $ (7.5) $ 1.0 $ (1.0) $ 66.0 Provision (benefit) for income taxes $ 17.4 $ (1.9) $ 0.3 $ (0.3) $ 15.5 Income from continuing operations $ 56.1 $ (5.6) $ 0.7 $ (0.7) $ 50.5 Net income from continuing operations attributable to Trinity Industries, Inc. $ 48.2 $ (5.6) $ 0.7 $ (0.7) $ 42.6 Diluted weighted average shares outstanding 84.4 84.4 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.57 $ 0.50

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results (continued) (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) The effective tax rate for gain on dispositions of other property, restructuring activities, the loss on extinguishment of debt, and pension plan settlement is before consideration of the CARES Act. (3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (4) Represents the portion of loss on extinguishment of debt attributable to the noncontrolling interest, for which Trinity does not provide income taxes. We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, restructuring activities, loss on extinguishment of debt, pension plan settlement, the income tax effects of the CARES Act, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non- GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 28 Nine Months Ended September 30, 2021 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1)(2) Restructuring activities, net (2) Loss on extinguishment of debt – Controlling Interest (2)(3) Loss on extinguishment of debt – Noncontrolling Interest (4) Pension plan settlement (2) Income tax effect of CARES Act Adjusted Operating profit $ 187.6 $ (4.7) $ (1.1) $ — $ — $ — $ — $ 181.8 Income from continuing operations before income taxes $ 27.1 $ (4.7) $ (1.1) $ 4.6 $ 7.1 $ 2.2 $ — $ 35.2 Provision (benefit) for income taxes $ 9.4 $ (1.2) $ (0.3) $ 1.0 $ — $ 0.5 $ (3.2) $ 6.2 Income from continuing operations $ 17.7 $ (3.5) $ (0.8) $ 3.6 $ 7.1 $ 1.7 $ 3.2 $ 29.0 Net income from continuing operations attributable to Trinity Industries, Inc. $ 23.7 $ (3.5) $ (0.8) $ 3.6 $ — $ 1.7 $ 3.2 $ 27.9 Diluted weighted average shares outstanding 105.7 105.7 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.22 $ 0.26

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results (continued) (1) The effective tax rate for gains on dispositions of other property, restructuring activities, the loss on extinguishment of debt, and pension plan settlement is before consideration of the CARES Act. (2) Represents insurance recoveries in excess of net book value received for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (4) Represents the portion of the loss on extinguishment of debt attributable to the noncontrolling interest, for which Trinity does not provide income taxes. We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) from continuing operations attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, restructuring activities, loss on extinguishment of debt, pension plan settlement, the income tax effects of the CARES Act, and certain other transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 29 Year Ended December 31, 2021 GAAP Gains on dispositions of property – other (1)(2) Restructuring activities, net (1) Loss on extinguishment of debt – Controlling Interest (1)(3) Loss on extinguishment of debt – Noncontrolling Interest (4) Pension plan settlement (1) Income tax effect of CARES Act Adjusted (in millions, except per share amounts) Operating profit (loss) $ 256.8 $ (7.8) $ (3.7) $ — $ — $ — $ — $ 245.3 Income (loss) from continuing operations before income taxes $ 55.2 $ (7.8) $ (3.7) $ 4.6 $ 7.1 $ (0.6) $ — $ 54.8 Provision (benefit) for income taxes $ 15.9 $ (2.0) $ (0.8) $ 1.1 $ — $ 0.7 $ (2.5) $ 12.4 Income (loss) from continuing operations $ 39.3 $ (5.8) $ (2.9) $ 3.5 $ 7.1 $ (1.3) $ 2.5 $ 42.4 Net income (loss) from continuing operations attributable to Trinity Industries, Inc. $ 39.5 $ (5.8) $ (2.9) $ 3.5 $ — $ (1.3) $ 2.5 $ 35.5 Diluted weighted average shares outstanding 103.8 103.8 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.38 $ 0.34

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results (continued) (1) The effective tax rate for impairment of long-lived assets, pension plan settlement, restructuring activities, and the loss on extinguishment of debt is before consideration of the CARES Act. (2) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020. (3) Represents the portion of the non-cash impairment of long-lived asset charge attributable to the noncontrolling interest, for which Trinity does not provide income taxes. (4) GAAP diluted weighted average shares outstanding excludes 1.3 million shares for the year ended December 31, 2020, since the Company was in a net loss position for the period. When adjusting for the items above, these shares become dilutive. We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) from continuing operations attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, impairment of long-lived assets, pension plan settlement, loss on extinguishment of debt, the income tax effects of the CARES Act, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 30 Year Ended December 31, 2020 GAAP Impairment of long-lived assets – Controlling Interest (1)(2) Impairment of long-lived assets – Noncontrolling Interest (3) Pension plan settlement (1) Restructuring activities (1) Loss on extinguishment of debt (1) Income tax effect of CARES Act Adjusted (in millions, except per share amounts) Operating profit (loss) $ (154.6) $ 315.1 $ 81.3 $ — $ 10.9 $ — $ — $ 252.7 Income (loss) from continuing operations before income taxes $ (524.6) $ 315.1 $ 81.3 $ 151.5 $ 10.9 $ 5.0 $ — $ 39.2 Provision (benefit) for income taxes $ (274.1) $ 73.0 $ — $ 34.9 $ 2.6 $ 1.2 $ 180.4 $ 18.0 Income (loss) from continuing operations $ (250.5) $ 242.1 $ 81.3 $ 116.6 $ 8.3 $ 3.8 $ (180.4) $ 21.2 Net income (loss) from continuing operations attributable to Trinity Industries, Inc. $ (171.6) $ 242.1 $ — $ 116.6 $ 8.3 $ 3.8 $ (180.4) $ 18.8 Diluted weighted average shares outstanding (4) 115.9 117.2 Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. $ (1.48) $ 0.16

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: EBITDA and Adjusted EBITDA “EBITDA” is defined as income from continuing operations plus interest expense, income taxes, and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA plus gains on dispositions of other property, restructuring activities, interest income, and pension plan settlement. EBITDA and Adjusted EBITDA are non-GAAP financial measures; however, the amounts included in these calculations are derived from amounts included in our GAAP financial statements. EBITDA and Adjusted EBITDA are reconciled to net income, the most directly comparable GAAP financial measure, in the table above. This information is provided to assist management and investors in making meaningful comparisons of our operating performance between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as indicators of our operating performance, or as alternatives to operating cash flows as measures of liquidity. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 31 LTM September 30, 2022 (in millions) Net income $ 176.5 Less: Loss from discontinued operations, net of income taxes (26.9) Less: Gain on sale of discontinued operations, net of income taxes 125.7 Income from continuing operations 77.7 Interest expense 196.5 Provision for income taxes 23.9 Depreciation and amortization expense 271.3 EBITDA 569.4 Gains on dispositions of property – other (10.6) Restructuring activities, net (1.6) Interest income (1.0) Pension plan settlement (2.8) Adjusted EBITDA $ 553.4

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE 32 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (3) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. (4) Return on Equity is calculated as income from continuing operations divided by average total stockholders' equity. (5) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined below and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include gains on dispositions of other property, restructuring activities, the controlling interest portion of loss on extinguishment of debt, interest expense, net, and pension plan settlement; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. LTM September 30, 2022 December 31, 2021 December 31, 2020 ($ in millions) Numerator: Income from continuing operations $ 77.7 $ 39.3 Provision for income taxes 23.9 15.9 Income from continuing operations before income taxes 101.6 55.2 Net (income) loss attributable to noncontrolling interest (13.7) 0.2 Adjustments: Gains on dispositions of property – other (1) (10.6) (7.8) Restructuring activities, net (1.6) (3.7) Loss on extinguishment of debt – controlling interest (2) — 4.6 Interest expense, net (3) (1.0) — Pension plan settlement (2.8) (0.6) Adjusted Profit Before Tax $ 71.9 $ 47.9 Denominator: Total stockholders' equity $ 1,261.1 $ 1,296.8 $ 2,016.0 Noncontrolling interest (255.2) (267.0) (277.2) Accumulated other comprehensive (income) loss (16.4) 17.0 30.9 Adjusted Stockholders' Equity $ 989.5 $ 1,046.8 $ 1,769.7 Average total stockholders' equity $ 1,279.0 $ 1,656.4 Return on Equity (4) 6.1% 2.4 % Average Adjusted Stockholders' Equity $ 1,018.2 $ 1,408.3 Pre-Tax Return on Equity (5) 7.1% 3.4%

DELIVERING GOODS for THE GOOD of ALL /// SLIDE 2 1. LTM is calculated as the year ended December 31, 2021, less the nine months ended September 30, 2021, plus the nine months ended September 30, 2022, representing the financial information from October 1, 2021 to September 30, 2022. SLIDE 6 – Trinity Industries, Inc. Overview 1. Current dividend yield represents the Company’s most recent quarterly dividend, annualized, and the stock price (NYSE: TRN) as of September 30, 2022. 2. Intersegment revenues are eliminated; a prospective change in the presentation of sales of railcars from the lease fleet for railcars owned one year or less occurred during the fourth quarter of 2020, changing the presentation from a revenue and cost of revenue basis to a net gain or loss from the disposal of a long-term asset. SLIDE 10 – Trinity’s Platform is Built to Deliver Shareholder Value 1. OP Margin, Adjusted is calculated as LTM adjusted operating profit as reconciled on Slides 27, 28, and 29 divided by total revenues for the LTM September 30, 2022. SLIDE 11 – Stable Financial Performance Through the Cycle 1. Leasing Operations Profit Margin calculated using only revenues and operating profit from Leasing Operations, including partially-owned subsidiaries and excluding lease portfolio sales. Leasing Operations is specific to revenue and operating profit reported under “Leasing and management” within the Railcar Leasing and Management Services Group. 2. Future Lease Rate Differential (FLRD) calculates the implied change in revenue for railcar leases expiring over the next four quarters, assuming they were renewed at the most recent quarterly transacted lease rates for each railcar type. (New Lease Rates — Expiring Lease Rates) x Expiring Railcar Leases (Expiring Lease Rates x Expiring Railcar Leases) SLIDE 12 – Optimization of Production Operations Underway 1. LTM Q3-22 OP Margin includes gains from insurance recoveries of $11M SLIDE 13 – Railcars: Sustainable Long-term Investments https://www.aar.org/wp-content/uploads/2019/02/AAR-Sustainability-Fact-Sheet-2019.pdf SLIDE 17 – Integral Part of the North American Supply Chain 1. Umler® source data, February 1, 2022 report 2. FTR Associates 01/31/2022 3. Association of American Railroads (“AAR”), accessed on March 1, 2022 with data as of February 20, 2022 SLIDE 18 – Delivering Essential Goods to the Global Marketplace AAR, accessed on March 1, 2022 with data as of February 20, 2022 SLIDE 19 – Capitalizing on Structural Change in the Rail Market Umler® North American fleet ownership data as of August 1, 2022 SLIDE 21 – Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation 1. Blended average interest rate as of September 30, 2022 2. Includes corporate revolving credit facility as part of the short-term financing structure SLIDE 22 – Executing on Strategic Initiatives to Improve Pre-Tax ROE 1. Includes corporate revolving credit facility as part of the short-term financing structure Presentation Footnotes 33

DELIVERING GOODS for THE GOOD of ALL /// Contact Information 34 Contact Information: Leigh Anne Mann, Vice President of Investor Relations 214-631-4420 TrinityInvestorRelations@trin.net Investor Website: www.trin.net/investor-relations